Exhibit 10.3

WARRANT ACQUISITION AGREEMENT

This WARRANT ACQUISITION AGREEMENT (“Agreement”) is made and entered into this     day of November, 2005, by and between Focus Enhancements, Inc., a Delaware Company with offices located at 1370 Dell Avenue, Campbell, California 95008 (the “Company”), and                     (herein “Investor”).

WHEREAS, the Company wishes to issue to the respective Investor, and such Investor is willing to acquire from the Company, subject to the terms and conditions set forth herein, a warrant (the “Warrant”) for the purchase of         (                   ) shares of Company’s Common Stock, par value $.01 per share (the “Common Stock”); and

WHEREAS, the Investor is acquiring the Warrant in connection with services provided to the Company pursuant to that certain letter agreement dated as of November    , 2005 by and between the Investor and the Company

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Definitions.  As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Shares” means the shares of Common Stock issuable upon exercise of the Warrant.

 “1933 Act” or “Securities Act” means the Securities Act of 1933, as amended.

 “1934 Act” or “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.             ACQUISITION OF WARRANT

(a)           On the date hereof, the Company shall issue to the Investor and the Investor shall acquire from the Company the Warrant in the form attached hereto as Exhibit A, bearing substantially the following legend:

THE SECURITIES REPRESENTED HEREBY (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)           (i)            The Investor acknowledges that (1) the Warrant and the Shares have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Warrant or otherwise included in an effective registration statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Warrant and/or Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Warrant and/or Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Warrant or Shares under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission” or the “SEC”) thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Warrant and/or Shares (other than pursuant to the Warrant) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

(ii)           Within five (5) business days (such fifth business day, the “Delivery Date”) after the business day on which the Company has received both the notice of sale (by facsimile or other delivery) and the original Warrant and/or Share certificate (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) from Investor, the Company at its expense shall: (i) deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Investor) an appropriate instruction and opinion of such counsel, for the delivery of unlegended securities issuable pursuant to any registration statement for the Warrant or Shares; provided that such registration statement at the time of sale has been declared effective by the Commission and is current (the “Unlegended Shares”); and (ii) transmit the certificates representing the Unlegended Shares (together, unless otherwise instructed by the Investor, with Common Stock not sold), to the Investor at the address specified.

(iii)          In lieu of delivering physical certificates representing the Unlegended securities, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of Investor and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Investor thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its reasonable efforts to cause its transfer agent electronically to transmit the Unlegended securities by crediting the account of such Investor’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

(c)           The Company shall also deliver, or cause to be delivered, the original or execution copies of this Agreement.

2.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each respective Investor that:

(a)           The Company has the corporate power and authority to enter into this Agreement, and to perform its obligations hereunder.  The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles.

(b)           Except as set forth in the SEC Documents (as hereinafter defined), there is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Agreement or which involves the Company and which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(c)           No consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the taking of any action contemplated hereunder or thereunder.

(d)           The Company has been duly organized and is validly existing as a Company in good standing under the laws of Delaware, the jurisdiction of its incorporation.

(e)           The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the Company’s certificate of incorporation or bylaws or (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound or (iii) to the Company’s knowledge, violate any statute, law or regulation.

(f)            Current Public Information.  The Company has furnished or made available to each Investor true and correct copies of all registration statements, reports and documents, including proxy statements (other than preliminary proxy statements), filed with the Commission by or with respect to the Company since December 31, 2004 and prior to the date of this Agreement, pursuant to the Securities Act or the Exchange Act (collectively, the “SEC Documents”).  The SEC Documents are the only filings made by or with respect to the Company since December 31, 2004 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act or pursuant to the Securities Act.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since December 31, 2004 and prior to the date of this Agreement.

3.             REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Investor hereby represents and warrants to the Company that:

(a)           It has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery by the Investor of this Agreement, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Investor.  This Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles.

(b)           The execution, delivery and performance by the Investor of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Investor.

(c)           The Investor has such knowledge and prior substantial investment experience in financial and business matters, including investment in non-listed and non-registered securities, and has had the opportunity to engage the services of an investment advisor, attorney or accountant to read the SEC Documents and to evaluate the merits and risks of investment in the Company and the Shares.

(d)           The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

(e)           Investor is acquiring the Warrant and, upon exercise thereof, will be acquiring the Shares, solely for the Investor’s own account for investment and not with a view to or for sale in connection with a distribution of any of the Shares or the Warrant.

(f)            The Investor does not have a present intention to sell the Warrant or the Shares, nor a present arrangement or intention to effect any distribution of any of the Warrant or Shares to or through any person or entity for purposes of selling, offering, distributing or otherwise disposing of any of the Warrant or Shares.

(g)           The Investor may be required to bear the economic risk of the investment indefinitely because none of the Warrant and/or Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Any resale of any of the Warrant and/or Shares can be made only pursuant to (i) a registration statement under the Securities Act which is effective and current at the time of sale or (ii) a specific exemption from the registration requirements of the Securities Act.  In claiming any such exemption, the Investor will, prior to any offer or sale or distribution of any of the Warrant and/or Shares, advise the Company and, if requested, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution.

(h)           The Investor understands that the exemption afforded by Rule 144 promulgated by the Commission under the Securities Act (“Rule 144”) will not become available for at least one year from the date of payment and any sales in reliance on Rule 144, if then available, can be made only in accordance with the terms and conditions of that rule, including, among other things, a requirement that the Company then be subject to, and current, in its periodic filing requirements under the Exchange Act, and, among other things, a limitation on the amount of shares of Common Stock that may be sold in specified time periods and the manner in which the sale can be made; that, while the Company’s Common Stock is registered under the Exchange

Act and the Company is presently subject to the periodic reporting requirements of the Exchange Act, there can be no assurance that the Company will remain subject to such reporting obligations or current in its filing obligations; and that, in case Rule 144 is not applicable to a disposition of the Shares, compliance with the registration provisions of the Securities Act or some other exemption from such registration provisions will be required.

(i)            The Investor understands that legends shall be placed on the certificates evidencing the Warrant and/or Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books.  Stop transfer instructions will be placed with the transfer agent.

(j)            Investor has taken no action which would give rise to any claim by any person for brokerage commission, finder’s fees or similar payments by Investor relating to this Agreement or the transactions contemplated hereby.  The Company shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this clause (j) that may be due in connection with the transactions contemplated hereby.  The Investor shall indemnify and hold harmless the Company, its employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

4.             GENERAL

(a)           Notices.  Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven (7) business days after deposit in the United States Postal Service, by (a) advance copy by fax, and/or (b) mailing or delivery by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

COMPANY:	FOCUS ENHANCEMENTS, INC.
1370 Dell Avenue
Campbell, California 95008
ATTN: Gary Williams, Chief Financial Officer
Telephone No.: (408) 866-8300
Facsimile No.: (408) 866-4795

with a copy to:

Manatt, Phelps & Phillips, LLP
1001 Page Mill Road, Bldg. 2
Palo Alto, California 94304
Attn: Jerrold F. Petruzzelli, Esq.
Telephone No.: (650) 812-1335
Telecopier No.: (650) 213-0260

INVESTOR:	As set forth on the execution page hereto.

(b)           Severability.  If a court of competent jurisdiction determines that any provision of this Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Agreement in any other jurisdiction. If any such invalidity, unenforceability or illegality of a provision of this Agreement becomes known to any of the parties hereto, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

(c)           Execution in Counterparts.  This Agreement may be executed in facsimile copies and counterparts, each of which shall be deemed an original, but all of which together shall constitute the same Agreement.

(d)           Jury Trial Waiver.  The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against any of the others in respect of any matter arising out of or in connection with the Transaction Agreements.

(e)           Governing Law: Miscellaneous.  This Agreement shall be deemed to be made and performed in the State of California but the laws of the State of Delaware shall apply to the interpretation of its provisions without giving effect to the principles thereof regarding the conflict of laws.  The parties consent to the exclusive jurisdiction of the federal courts whose district encompass any part of the State of California, Santa Clara County in connection with any dispute arising under this Agreement and waive, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction.

(f)            Failure To Exercise Remedy. Failure or delay of any party to exercise any right or remedy under this Agreement or otherwise shall not operate as a waiver thereof.

(g)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(h)           Pronouns and Gender. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(i)            Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(j)            Amendments and Waivers. This Agreement may be amended only by an instrument in writing signed by both parties; no waiver shall be effective unless signed by the person charged with making such waiver.

(k)           Merger. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties (through one of its officers thereunto duly authorized) as of the date set forth below.

INVESTOR:

Signatory:

Title:

Date:

Address:

FOCUS ENHANCEMENTS, INC.

By:	/s/ Gary Williams

Name: Gary Williams

Title: EVP of Finance & CFO

Date: November , 2005

List of Exhibits

Exhibit A Warrant